UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

APPLE HOSPITALITY REIT, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-53603	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street, Richmond, VA 23219
(Address of principal executive offices)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple Hospitality REIT, Inc. (the “Company”) is furnishing this report in accordance with Item 7.01 of Form 8-K and filing this report in accordance with Items 8.01 and 9.01 of Form 8-K.

Item 7.01 Regulation FD Disclosure

As previously disclosed, the Company has prepared an investor presentation with respect to the proposed listing of the Company’s common shares on the New York Stock Exchange.  A pre-recording of the investor presentation is available on the Investor section of the Company’s website at http://applehospitalityreit.com/corporate-governance/presentations/.  An on-line playback of the pre-recording will be available through May 15, 2015.  This information shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

This Current Report on Form 8-K is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of the Company. The tender offer will be made only pursuant to an offer to purchase, letter of transmittal and related materials the Company intends to distribute to its shareholders and file with the Securities and Exchange Commission (the “SEC”).  The full details of the tender offer, including complete instructions on how to tender shares, will be included in the offer to purchase, the letter of transmittal and other related materials, which the Company will publish, send or give to shareholders at the commencement of the tender offer. Shareholders are urged to read carefully the offer to purchase, the letter of transmittal and other related materials when they become available because they contain important information, including the terms and conditions of the tender offer. Shareholders may obtain free copies of the offer to purchase, the letter of transmittal and other related materials after they are filed by the Company with the SEC at the SEC’s website at www.sec.gov.  In addition, shareholders will be able to obtain free copies of Apple Hospitality REIT’s filings with the SEC from the Company’s website at www.applehospitalityreit.com.

Item 8.01 Other Events

On May 11, 2015, the Company issued a press release announcing that it has been authorized to list its common shares on the New York Stock Exchange (“NYSE”). Trading of the Company’s common shares is expected to commence on or about May 18, 2015 under the ticker symbol “APLE.”  A copy of the Company’s press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated May 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE HOSPITALITY REIT, INC.

By:      /s/ Justin G. Knight
Justin G. Knight
President and Chief Executive Officer

Date: May 11, 2015